Exhibit 99.2

EXECUTION COPY

THIRD AMENDMENT AND AGREEMENT dated as of December 17, 2002 (this “Amendment”), among UNITED RENTALS, INC. (“Holdings”), UNITED RENTALS (NORTH AMERICA), INC. (the “U.S. Borrower”), UNITED RENTALS OF CANADA, INC. (“UR Canada”), UNITED RENTALS OF NOVA SCOTIA (NO. 1), ULC, a Nova Scotia unlimited liability company (“UR Nova Scotia (No. 1)” and, together with the U.S. Borrower and UR Canada, the “Borrowers”), the lenders party hereto, JPMORGAN CHASE BANK (formerly known as THE CHASE MANHATTAN BANK), as U.S. administrative agent (in such capacity, the “U.S. Administrative Agent”), and J.P. MORGAN BANK CANADA (formerly known as THE CHASE MANHATTAN BANK OF CANADA), as Canadian administrative agent (in such capacity, the “Canadian Administrative Agent” and, together with the U.S. Administrative Agent, the “Administrative Agents”).

A.  Reference is made to the Amended and Restated Credit Agreement dated as of April 20, 2001 (as amended by the First Amendment dated as of October 2, 2001, and the Second Amendment dated as of September 30, 2002, among Holdings, UR Nova Scotia (No. 1), the U.S. Borrower, UR Canada, the lenders party thereto, the U.S. Administrative Agent and the Canadian Administrative Agent and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the U.S. Borrower, UR Canada, the lenders party thereto, the U.S. Administrative Agent and the Canadian Administrative Agent. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

B.  Holdings and the Borrowers have requested that the Required Lenders and the Issuing Bank amend certain provisions of the Credit Agreement. The Required Lenders and the Issuing Bank are willing to agree to such amendments on the terms and subject to the conditions of this Amendment.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.    Amendments to Section 1.01 of the Credit Agreement.    (a)  The definition of the term “Consolidated Net Income” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Consolidated Net Income” means, with respect to Holdings and its Subsidiaries for any period, the net income (or loss) of Holdings and its Subsidiaries for such period, excluding (a) any extraordinary gains during such period, (b) if such period includes the Fiscal Quarter ending June 30, 2001, (i) up to $27,000,000 of financing fees incurred and written-off in such Fiscal Quarter as a result of the Transactions and (ii) up to $40,000,000 of charges taken in such Fiscal Quarter related to store closings and work force reductions, (c) any non-cash charges during such period attributable to the impairment of goodwill, (d) any non-cash charges during such period attributable to the amortization of deferred stock compensation, (e) any non-cash expenses during such period attributable to stock options and warrants with respect to Equity Interests in Holdings, (f) up to $40,000,000 of charges related to store closings and work force reductions initiated during any Fiscal Quarter ending on or after September 30, 2002, through March 31, 2003, (g) non-cash charges during any Fiscal Quarter ending after September 30, 2002, through December 31, 2003, in an aggregate amount not to exceed $15,000,000 for all Fiscal Quarters combined, attributable to the write-off of certain notes payable owed to Holdings or any of its Subsidiaries and (h) up to $7,500,000 of financing fees that may be written-off in the Fiscal Quarter ending December 31, 2002 (including in connection with the transactions contemplated by the Third Amendment and Agreement dated as of December 17, 2002, to this Agreement).

(b)  The definition of the term “Net Worth” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Net Worth” means, at any time, the sum of (a) Holdings’s consolidated stockholders’ equity (including preferred stock accounts but determined by excluding the effects of (i) the write-offs and charges referred to in clauses (b) and (h) of the definition of Consolidated Net Income, (ii) the non-cash charges attributable to the impairment of goodwill (net of any tax benefits relating to such charges) referred to in clause (c) of the definition of Consolidated Net Income and (iii) the non-cash charges attributable to the write-off of certain notes payable owed to Holdings or any of its Subsidiaries (net of any tax benefits relating to such charges) referred to in clause (g) of the definition of Consolidated Net Income) at such time plus (b) to the extent, if any, not included in such stockholders’ equity, the outstanding amount of the QuIPS Preferred Securities at such time.

SECTION 2.    Amendments to Article VI of the Credit Agreement.    (a)  Section 6.01 of the Credit Agreement is hereby amended by deleting paragraph (a) thereof in its entirety and replacing it with the following:

(a)  Minimum Interest Coverage Ratio.  Holdings will not permit the Interest Coverage Ratio for any Computation Period ending during any period set forth below to be less than the ratio set forth opposite such period:

Period	Ratio
On or before June 30, 2002	1.75 to 1.0

July 1, 2002 through September 30, 2002	1.50 to 1.0

October 1, 2002 through December 31, 2003	1.25 to 1.0

January 1, 2004 through June 30, 2004	1.35 to 1.0

July 1, 2004 through December 31, 2004	1.40 to 1.0

January 1, 2005 and thereafter	1.75 to 1.0

(b) Section 6.02(b) of the Credit Agreement is hereby amended by inserting in clause (i) of the proviso to such Section immediately before the text “would exceed 25% of Net Worth” the text “(other than up to $200,000,000 in principal amount of such Debt contemplated by Section 5(c) of the Third Amendment and Agreement dated as of December 17, 2002, to this Agreement to the extent, and only to the extent, that (x) the proceeds of such Debt are applied to prepay Term Loans and/or (y) the US$ Revolving Commitments are permanently reduced substantially simultaneously with the issuance of such Debt in an amount equal to $100,000,000)”.

(c)  Section 6.02(b) of the Credit Agreement is hereby further amended by inserting in clause (iii) of the proviso to such Section immediately after the text “the aggregate principal amount of Debt permitted solely by this clause (b)” the text “(other than up to $200,000,000 in principal amount of such Debt contemplated by Section 5(c) of the Third Amendment and Agreement dated as of December 17, 2002, to this Agreement to the extent, and only to the extent, that (x) the proceeds of such Debt are applied to prepay Term Loans and/or (y) the US$ Revolving Commitments are permanently reduced substantially simultaneously with the issuance of such Debt in an amount equal to $100,000,000)”.

SECTION 3.    Representations and Warranties.    Each of Holdings and the Borrowers hereby represents and warrants to and agrees with each Lender and the Administrative Agents that:

(a)  The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the Third Amendment Effective Date (as defined below), except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date.

(b)  Each of Holdings and the Borrowers has the requisite power and authority to execute, deliver and perform its obligations under this Amendment and to perform its obligations under the Credit Agreement as amended by this Amendment.

(c)  The execution, delivery and performance by each of Holdings and the Borrowers of this Amendment and the performance by each of Holdings and the Borrowers of the Credit Agreement, as amended by this Amendment, (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Loan Documents, (ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of Holdings or any Subsidiary or any order of any Governmental Authority, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon Holdings or any Subsidiary or its assets that is material to Holdings and its Subsidiaries, taken as a whole, or give rise to a right thereunder to require any payment to be made by Holdings or any Subsidiary and (iv) will not result in the creation or imposition of any Lien on any asset of Holdings or any Subsidiary, except Liens created under the Loan Documents.

(d)  This Amendment has been duly executed and delivered by each of Holdings and the Borrowers. Each of this Amendment and the Credit Agreement, as amended by this Amendment, constitutes a legal, valid and binding obligation of each of Holdings and the Borrowers, enforceable against each of Holdings and the Borrowers in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(e)  As of the Third Amendment Effective Date, no Default has occurred and is continuing.

SECTION 4.    Agreements.    (a)  The parties hereto agree that, notwithstanding anything in the Credit Agreement to the contrary, any notice of (i) a prepayment required by Section 5(d) hereof or (ii) a reduction of Commitments required by Section 5(e) hereof shall be revocable if and to the extent that the U.S. Borrower does not consummate the issuance of senior unsecured notes contemplated by Section 5(c) hereof by the contemplated date of such prepayment or reduction of Commitments.

(b)  The U.S. Borrower hereby elects, pursuant to Section 2.10(c) of the Credit Agreement, for the prepayments of Term Loans made pursuant to Section 5(d)(ii) hereof to be applied to reduce subsequent scheduled amortization payments of the Term Loans in order of maturity.

SECTION 5.    Conditions to Effectiveness.    This Amendment shall become effective as of the date of the satisfaction in full of the following conditions precedent (the “Third Amendment Effective Date”):

(a)  The Administrative Agents shall have received (i) duly executed counterparts hereof that, when taken together, bear the authorized signatures of Holdings, the Borrowers, the Administrative Agents, the Required Lenders and the Issuing Bank and (ii) the amendment fees required to be paid by Holdings and the Borrowers pursuant to Section 8 hereof, provided that the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects as of the date that the last of such counterparts is received, except to the extent such representations and warranties expressly relate to an earlier date.

(b)  The Administrative Agents shall have received all other amounts due and payable under this Amendment and the Credit Agreement on or prior to the Third Amendment Effective Date, including, to the extent invoiced, all reasonable out-of-pocket costs and expenses of the Administrative Agents (including, without limitation, the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agents).

(c)  The U.S. Borrower shall have issued pursuant to Section 6.02(b) of the Credit Agreement, at any date after December 9, 2002, but prior to January 31, 2003, senior unsecured notes in an aggregate principal amount of at least $200,000,000 for gross cash proceeds in an amount that, when added to the amount of underwriters’ discounts and commissions relating to such issuance, equals at least $200,000,000.

(d)  The U.S. Borrower shall have prepaid pursuant to Section 2.11(a) of the Credit Agreement an aggregate principal amount of the outstanding (i) U.S.$ Revolving Loans equal to the lesser of (x) $100,000,000 and (y) 50% of the Net Proceeds of the issuance of senior unsecured notes pursuant to paragraph (c) of this Section 5, after excluding from such amount any fees, losses, costs and expenses incurred pursuant to Section 8 hereof that are paid on or prior to the date of such prepayment, and (ii) Term Loans equal to the lesser of (x) $100,000,000 and (y) 50% of the Net Proceeds of the issuance of senior unsecured notes pursuant to paragraph (c) of this Section 5, after excluding from such amount any fees, losses, costs and expenses incurred pursuant to Section 8 hereof that are paid on or prior to the date of such prepayment; provided that (subject to the terms and conditions of the Credit Agreement as amended by this Amendment and after giving effect to the reduction of Commitments required under clause (e) of this Section 5) the U.S. Borrower may reborrow any amounts prepaid under clause (i) of this Section 5(d).

(e)  The U.S. Borrower shall have reduced the U.S.$ Revolving Commitments by $100,000,000 pursuant to Section 2.08(b) of the Credit Agreement.

SECTION 6.    Credit Agreement.    Except as specifically stated herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof.

SECTION 7.    Applicable Law.    THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 8.    Amendment Fee.    In consideration of the agreements of the Lenders contained in this Amendment, Holdings and the Borrowers agree to pay promptly to the Administrative Agents, for the account of each Lender that delivers an executed counterpart of this Amendment at or prior to 5:00 p.m., New York time, on December 17, 2002, an amendment fee in an amount equal to 0.125% of the sum of such Lender’s Revolving Commitment and outstanding Term Loans, in each case immediately after giving effect to the prepayments of Loans and reductions of Commitments required under clauses (d) and (e), respectively, of Section 5 of this Amendment; provided that such fee shall not be payable unless and until all conditions to the effectiveness of this Amendment as provided in Section 5 hereof (other than payment of such amendment fee) shall have been satisfied. The U.S. Borrower hereby acknowledges its obligation, pursuant to Section 2.16 of the Credit Agreement, to pay losses, costs and expenses in connection with (a) the prepayments of Loans required by Section 5(d) hereof and (b) any failure to make any such prepayments of which the U.S. Borrower has given notice of prepayment (regardless of whether such notice has been revoked as permitted by Section (a) hereof), in each case to the extent required to be paid by such Section.

SECTION 9.    Counterparts.    This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 10.    Expenses.    Holdings and the Borrowers agree to reimburse the Administrative Agents for their out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agents.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

UNITED RENTALS, INC.,

By:

Name:
Title:

UNITED RENTALS (NORTH AMERICA), INC.,

By:

Name:
Title:

UNITED RENTALS OF CANADA, INC.,

By:

Name:
Title:

UNITED RENTALS OF NOVA SCOTIA (NO. 1), ULC,

By:

Name:
Title:

JPMORGAN CHASE BANK, individually and as U.S. Administrative Agent and Issuing Bank,

By:

Name:
Title:

Name of Institution:

By:

Name:
Title:

SIGNATURE PAGE to
THIRD AMENDMENT AND AGREEMENT
Dated as of December 17, 2002,
To the Credit Agreement

Name of Institution:

By:

Name:
Title:

By:

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Title: